UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 29, 2015

Commission File No. 0-19341

BOK FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Oklahoma	73-1373454
(State or other jurisdiction of Incorporation or Organization)	(IRS Employer Identification No.)

Bank of Oklahoma Tower
Boston Avenue at Second Street
Tulsa, Oklahoma	74192
(Address of Principal Executive Offices)	(Zip Code)

(918) 588-6000
(Registrant’s telephone number, including area code)

N/A
___________________________________________
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2.02. Results of Operations and Financial Condition.

On July 29, 2015, BOK Financial Corporation (“BOK Financial”) issued a press release announcing its financial results for the three and six months ended June 30, 2015 (“Press Release”). The full text of the Press Release is attached as Exhibit 99(a) to this report and is incorporated herein by reference. On July 29, 2015, in connection with issuance of the Press Release, BOK Financial released financial information related to the three and six months ended June 30, 2015 (“Financial Information”), which includes certain historical financial information relating to BOK Financial. The Financial Information is attached as Exhibit 99(b) to this report and is incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits.

(a)	Exhibits

99
Text of Press Release, dated July 29, 2015 titled “BOK Financial Reports Quarterly Earnings of $79 Million – Loan Portfolio Grows 13 percent on Annualized Basis; – Record Quarter for Fees and Commissions Revenue" for the Three Months Ended June 30, 2015

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOK FINANCIAL CORPORATION

By: /s/ Steven E. Nell
Steven E. Nell
Executive Vice President
Chief Financial Officer
Date: July 29, 2015